Exhibit 32.1
Certification
of Chief Executive
Officer
Pursuant to 18
U.S.C. Section
1350
as Adopted
Pursuant
to Section
906 of the
Sarbanes-Oxley
Act of 2002
In connection with the
Quarterly Report
of
USCB Financial Holdings,
Inc. (the “Company”)
on Form 10-Q for
the quarter
ended September
30, 2026,
as filed with the Securities and
Exchange Commission
on the date hereof
(the “Report”), I, Luis
de la Aguilera,
as President
and Chief
Executive
Officer
of
the Company,
certify,
to the best of
my knowledge,
pursuant
to
18 U.S.C.
§1350, as adopted
pursuant to
Section
906 of
the Sarbanes-Oxley Act
of
2002, that:
1)
The
Report
fully
complies
with
the
requirements
of
Section
13(a) or
15(d),
as
applicable,
of
the
Securities
Exchange
Act
of
1934; and
2)
The
information
contained
in
the
Report
fairly
presents,
in all
material
respects,
the
financial
condition
and
results of
operations
of
the Company.
/s/
Luis de
la Aguilera
Luis de
la Aguilera
Chairman,
President
and Chief
Executive
Officer
Date:
November
6, 2026